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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 1998


                              QUADRAMED CORPORATION
                              ---------------------
               (Exact name of registrant as specified in charter)


         Delaware                  0-21031                52-1992861
         -----------------------------------------------------------
     (State or other           (Commission File         (IRS Employer
     jurisdiction of                Number)           Identification No.)
     incorporation)


           1003 WEST CUTTING BOULEVARD, 2ND FLOOR, RICHMOND, CA 94804
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 620-2340


                                      NONE
                                      ----
         (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 1998, QuadraMed Corporation ("QuadraMed") signed an Acquisition Agreement and Plan of Merger (the "Acquisition Agreement") pursuant to which, it acquired IMN Corp. ("IMN"), a privately-held healthcare software information management company. QuadraMed issued 1,550,000 shares of its Common Stock in the transaction, which will be treated as a pooling of interests for accounting purposes. In connection with the issuance of QuadraMed Common Stock in the IMN acquisition, the IMN shareholders have been granted registration rights pursuant to a Registration Rights Agreement dated September 30, 1998 (the "Registration Rights Agreement"). The Acquisition Agreement and the Registration Rights Agreement are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     1. The Financial Statements of IMN are not required to be filed herewith pursuant to Article 3 of Regulation S-X.

(b)  Pro Forma Financial Information

     1. The Pro Forma Financial Information of the Company and IMN is not required to be filed herewith pursuant to Article 11 of Regulation S-X.

(c)  Exhibits

     2.1 Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and IMN Acquisition Corp., and IMN Corp. dated September 30, 1998.

     4.1 Registration Rights Agreement, dated as of September 30, 1998, by and among QuadraMed Corporation, IMN Corp. and the shareholders of IMN Corp. named therein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            QUADRAMED CORPORATION

DATE: October 15, 1998                     By: /s/ Keith M. Roberts
                                               ---------------------------------
                                           Name:   Keith M. Roberts
                                           Title:  Executive Vice President,
                                                   Chief Financial Officer,
                                                   General Counsel and
                                                   Assistant Secretary
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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT

2.1 Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and IMN Acquisition Corp., and IMN Corp. dated September 30, 1998.

4.1 Registration Rights Agreement, dated as of September 30, 1998, by and among QuadraMed Corporation, IMN Corp. and the shareholders of IMN Corp. named therein.